UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2021
(Date of earliest event reported)

BBCMS Mortgage Trust 2021-C11
(Central Index Key Number 0001881326)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

SSOF SCRE AIV, L.P.
(Central Index Key Number 0001878059)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-10	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided
pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On September 29, 2021, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance BBCMS Mortgage Trust 2021-C11, Commercial Mortgage Pass-Through Certificates, Series 2021-C11 (the “Certificates”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a pooling and servicing agreement, dated as of September 1, 2021 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, SCP Servicing, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
One SoHo Square	4.7	4.2
Kings Plaza	4.8	4.3
356-362 E 148th Street	4.9	N/A
Morris Corporate Center	4.10	4.4
Wyndham National Hotel Portfolio	4.11	4.5
Rollins Portfolio	4.12	4.6

Wells Fargo Bank, National Association has appointed SCP Servicing, LLC as a subservicer with respect to thirty-four (34) Mortgage Loans, representing approximately 17.8% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of September 1, 2021 and attached hereto as Exhibit 4.13, by and between Wells Fargo Bank, National Association, as master servicer, and SCP Servicing, LLC, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated September 16, 2021 and as filed with the Securities and Exchange Commission on September 29, 2021 (the “Prospectus”) under “Transaction Parties—The Primary Servicer and The Special Servicer—Summary of the SCP Servicing Primary Servicing Agreement”.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-FG, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The Public Certificates, having an aggregate initial principal amount of $865,773,000, were sold to Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Natixis Securities Americas LLC (“Natixis”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with Barclays, SGAS, UBS Securities, Natixis and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of September 15, 2021 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On September 29, 2021, the Registrant also sold the Private Certificates, having an aggregate initial principal amount of $122,270,799, to Barclays, SGAS, UBS Securities, Natixis, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 15, 2021, between the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2021-C11 (the “Issuing Entity”), a common law trust fund formed on September 29, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 94 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of September 29, 2021, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of September 29, 2021, among the Registrant, Société Générale and SGFC, (iii) SSOF SCRE AIV, L.P. (“Sabal”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of September 29, 2021, among the Registrant, Sabal Strategic Opportunities Fund, L.P. and Sabal, (iv) UBS AG (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of September 29, 2021, between the Registrant and UBS, (v) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of September 29, 2021, between the Registrant and LMF, (vi) BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of September 29, 2021, among the Registrant, Benefit Street Partners Realty Trust, Inc. and BSPRT and (vii) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of September 29, 2021, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated September 16, 2021 and as filed with the Securities and Exchange Commission on September 29, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 16, 2021.

On September 29, 2021, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $865,773,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $9,491,381.68, were approximately $1,040,179,785.29. Of the expenses paid by the Registrant, approximately $104,931.69 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters, $125,000.00 were paid to or for the Underwriters and $9,211,449.99 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Credit Risk Retention

Sabal, in its capacity as retaining sponsor, is satisfying its credit risk retention obligations under Section 15G of the Securities Exchange Act of 1934, as amended, in connection with the securitization of the Mortgage Loans referred to above through the purchase by (i) SSOF VRR LLC, a majority-owned affiliate of SSOF SCRE AIV, L.P. from the underwriters, on the closing date, of an “eligible vertical interest”, in the form of certificates representing approximately 3.584% of the initial certificate balance, notional amount or percentage interest, as applicable, of each class of certificates (other than the Class R certificates) and (ii) Sabal Strategic Opportunities Fund, L.P., a majority-owned affiliate of SSOF SCRE AIV, L.P. from the underwriters, on the closing day, of an “eligible horizontal residual interest” consisting of the Class H-RR and Class J-RR certificates representing approximately 1.4434% of the fair market value of all classes of certificates (other than the Class R Certificates).

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated September 10, 2021 and as filed with the Securities and Exchange Commission on September 10, 2021 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of September 15, 2021, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, UBS Securities LLC, Natixis Securities Americas LLC, Academy Securities, Inc. and Mischler Financial Group, Inc., as underwriters, and Barclays Capital Holdings Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of as of September 1, 2021, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, SCP Servicing, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of July 30, 2021, between GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, as certificate administrator, as paying agent and as custodian, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2020, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of July 1, 2021, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of December 1, 2019, among UBS Commercial Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of July 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Co-Lender Agreement, dated as of July 30, 2021, by and among Goldman Sachs Bank USA, as Initial Note Holder of Note A-1-S, Note A-1-C-1 – Note A-1-C-8 and Note B-1, DRS Investments Co. Limited, as Initial Note Holder of Note A-2-S, Note A-2-C-1 – Note A-2-C-6 and Note B-2, and Bank of Montreal, as Initial Note Holder of Note A-3-S, Note A-3-C-1 – Note A-3-C-3 and Note B-3.

Exhibit 4.8	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note Holder of Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4, Societe Generale Financial Corporation, as Initial Note Holder of Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4, and Wells Fargo Bank, National Association, as Initial Note Holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4.

Exhibit 4.9	Co-Lender Agreement, dated as of September 10, 2021, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of September 25, 2020, by and between UBS AG, as the Initial Note A-1 Holder, UBS AG, as the Initial Note A-2 Holder, UBS AG, as the Initial Note A-3-1 Holder, UBS AG, as the Initial Note A-3-2 Holder, UBS AG, as the Initial Note A-4 Holder, and UBS AG, as the Initial Note A-5 Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of December 20, 2019, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9, Note A-10, Note A-11 and Note A-12.

Exhibit 4.12	Agreement Between Note Holders, dated as of July 29, 2021, by and between UBS AG, as Initial Note A-1 Holder, UBS AG, as Initial Note A-2 Holder, UBS AG, as Initial Note A-3 Holder, and UBS AG, as Initial Note A-4 Holder.

Exhibit 4.13	Primary Servicing Agreement, dated as of September 1, 2021, between Wells Fargo Bank, National Association, as master servicer, and SCP Servicing, LLC, as primary servicer.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2021.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2021 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 16, 2021.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, among SSOF SCRE AIV, L.P., as seller, Sabal Strategic Opportunities Fund, L.P. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, between UBS AG, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, between LMF Commercial, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, among BSPRT CMBS Finance, LLC, as seller, Benefit Street Partners Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated as of September 29, 2021, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2021	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer